UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2023

XEROX HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

New York	001-39013	83-3933743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Merritt 7

Norwalk, Connecticut, 06851-1056

(Address of principal executive offices and Zip Code)

(203) 849-5216

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00	XRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On May 25, 2023, Xerox Holdings Corporation (the “Company”) held its annual meeting of shareholders (the “2023 Annual Meeting”). Set forth below are the matters on which the Company’s shareholders voted, along with final voting results, as reported by the Company’s independent inspector of election.

1.	Election of Directors. All nominees for director were elected.

Name	For	Against	Abstain	Non-Votes
Steven J. Bandrowczak	122,486,524	1,964,603	370,547	15,290,362
Philip V. Giordano	122,739,541	1,689,770	392,368	15,290,362
Scott Letier	122,865,543	1,559,834	396,302	15,290,362
Jesse A. Lynn	114,896,528	9,517,336	407,815	15,290,362
Nichelle Maynard-Elliott	121,738,846	2,680,734	402,099	15,290,362
Steven D. Miller	117,297,318	7,129,281	395,080	15,290,362
James L. Nelson	83,371,833	41,061,399	388,447	15,290,362
Margarita Paláu-Hernández	120,991,623	3,404,733	425,323	15,290,362

2.	Ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023. The selection of PricewaterhouseCoopers LLP was ratified.

For	Against	Abstain	Non-Votes
136,621,610	3,198,371	292,060	0

3.

Approval, on an advisory basis, of the 2022 compensation of the Company’s Named Executive Officers (“NEOs”), as defined and disclosed in Company’s proxy statement in connection with the 2023 Annual Meeting. The 2022 compensation of the Company’s NEOs was approved, on an advisory basis.

For	Against	Abstain	Non-Votes
117,634,024	6,849,282	338,373	15,290,362

4.

Selection, on an advisory basis, of the frequency of future advisory votes on the compensation of the Company’s NEOs. One year was selected as the frequency of future advisory votes on the compensation of the Company’s NEOs, on an advisory basis.

1 Year	2 Years	3 Years	Abstain	Non-Votes
115,592,847	167,499	8,828,752	232,581	15,290,362

5.

Approval of an amendment to the Company’s Performance Incentive Plan (the “Plan”) to increase the total number of shares of common stock authorized and available for issuance under the Plan. The amendment to the Company’s Plan was approved.

For	Against	Abstain	Non-Votes
120,677,126	3,843,495	301,058	15,290,362

6.	Shareholder proposal for shareholder right to ratify termination pay, if properly presented at the annual meeting. The proposal for the shareholder right to ratify termination pay was not approved.

For	Against	Abstain	Non-Votes
36,885,436	87,415,135	521,108	15,290,362

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XEROX HOLDINGS CORPORATION

By:	/s/ Flor M. Colón
Name:	Flor M. Colón
Title:	Secretary

Date: May 31, 2023